HII Q1 2022 Earnings May 5, 2022 Chris Kastner President and Chief Executive Officer Tom Stiehle Executive Vice President and Chief Financial Officer

Cautionary Statement Regarding Forward-looking Statements Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic, and the impacts of vaccination mandates on our workforce; disruptions impacting the global supply, including those attributable to the ongoing COVID-19 pandemic and the ongoing conflict between Russia and Ukraine; our ability to effectively integrate the operations of Alion Science and Technology into our business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. 2

3 HII Q1 2022 Highlights • Revenues were ~$2.6 billion in the quarter • Diluted EPS was $3.50 in the quarter • Total backlog of ~$48 billion • Company reaffirms FY22 revenue, margin and free cash flow1 guidance Ingalls Shipbuilding • Delivered amphibious transport dock Fort Lauderdale (LPD 28) • Launched Richard M. McCool Jr. (LPD 29) • Authenticated keel of Harrisburg (LPD 30) • Christened guided missile destroyer Jack H. Lucas (DDG 125) • Authenticated keel of Ted Stevens (DDG 128) Newport News Shipbuilding • Delivered Virginia-class submarine Montana (SSN 794) • Re-delivered USS Helena (SSN 725) • Completed modernization period of USS Gerald R. Ford (CVN 78) • Reached 5-year labor agreement with United Steelworkers Mission Technologies • REMUS 300 selected by U.S. Navy as small UUV (SUUV) program of record • Completed the first contractor-owned, contractor-operated air combat training mission with the U.S. Air Force in Europe • Launched Odyssey, a suite of advanced autonomy solutions Completed sea trials for Montana (SSN 794) in February and delivered in March Delivered Fort Lauderdale (LPD 28) in March 1 Non-GAAP measure. See appendix for definition and additional information.

4 HII Q1 2022 Consolidated Results • Revenues improved YoY due primarily to growth at Mission Technologies driven by revenue attributable to the acquisition of Alion in Q3 21 • Operating income declined modestly YoY due largely to lower risk retirement at Newport News Shipbuilding $2,278 $2,576 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q1 21 Q1 22 CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN $147 $138 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q1 21 Q1 22 6.5% 5.4%

5 HII Q1 2022 Capital Deployment • Cash balance of $330 million and liquidity of $1.8 billion at quarter-end • Capital expenditures were 1.7% of revenues • Cash contributions to pension and other postretirement benefit plans were $10 million • $57 million distributed to shareholders in the quarter • Repurchased 51 thousand shares at a cost of $10 million • Paid dividends of $47 million $43 ($83) ($59) ($43) ($16) ($126)($140) ($120) ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 Cash from Ops. CAPEX Free Cash Flow Q1 21 Q1 22 CASH FLOW GENERATION ($M) SHAREHOLDER DISTRIBUTIONS ($M) $46 $47 $49 $10 $0 $20 $40 $60 $80 $100 Q1 21 Q1 22 Dividends Share Repurchases (at cost) TOTAL $95 TOTAL $57 1 Non-GAAP measure. See appendix for definition and reconciliation. 1

6 HII Q1 2022 Segment Results YoY Revenue - DDG + LHA & LPD Operating Income - LHA & DDG risk retirement + LPD risk retirement Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies REVENUE ($M) SEGMENT OPERATING INCOME ($M) & MARGIN1 REVENUE ($M) Revenue - Aircraft carrier & nuclear support services + Submarine volume Operating Income - VCS risk retirement + USS Gerald R. Ford risk retirement REVENUE ($M) Revenue + Acquisition of Alion in Q3 21 - Q1 21 divestiture of oil and gas business & contribution of San Diego Shipyard to a JV Operating Margin - ~$24M of PI amortization related to Alion acquisition $649 $631 $0 $200 $400 $600 $800 Q1 21 Q1 22 $1,407 $1,390 $0 $500 $1,000 $1,500 Q1 21 Q1 22 $259 $590 $0 $200 $400 $600 $800 Q1 21 Q1 22 $91 $86 $0 $20 $40 $60 $80 $100 Q1 21 Q1 22 $93 $81 $0 $20 $40 $60 $80 $100 Q1 21 Q1 22 $7 $9 $0 $2 $4 $6 $8 $10 Q1 21 Q1 22 1 Non-GAAP measures. See appendix for definitions and reconciliations. 14.0% 13.6% 6.6% 5.8% 2.7% 1.5% SEGMENT OPERATING INCOME ($M) & MARGIN1 SEGMENT OPERATING INCOME ($M) & MARGIN1

Outlook

- Reaffirming revenue, margin and free cash flow[2,3] guidance
- Updated FY22 pension expectations following ratification of labor agreement

Q2 2022 Expectations

- Sequentially flat shipbuilding revenue
- Shipbuilding operating margin[2] of ~7%
- Mission Technologies sequential revenue growth of ~5%
- Mission Technologies operating margin[2] near full year guidance of ~2.5%

FY22 OUTLOOK[1]

	Prior Outlook	Current Outlook
Shipbuilding Revenue[2]	$8.2B - $8.5B	$8.2B - $8.5B
Shipbuilding Operating Margin[2]	8.0% - 8.1%	8.0% - 8.1%
Mission Technologies Revenue	~$2.6B	~$2.6B
Mission Technologies Segment Operating Margin[2]	~2.5%	~2.5%
Mission Technologies EBITDA Margin[2]	8.0% - 8.5%	8.0% - 8.5%
Operating FAS/CAS Adjustment	($142M)	**($143M)**
Non-current State Income Tax Expense	($5M)	($5M)
Interest Expense	($102M)	($102M)
Non-operating Retirement Benefit	$294M	**$273M**
Effective Tax Rate	~21%	~21%
Depreciation & Amortization	$365M	$365M
Capital Expenditures	2.5% - 3.0% of Sales	2.5% - 3.0% of Sales
Free Cash Flow[2,3]	$300M - $350M	$300M - $350M

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2022 and beyond reflect the company's judgment based on the information available at the time of this presentation.

[2] Non-GAAP measures. See appendix for definitions. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures.

[3] Free cash flow outlook assumes the legislation requiring capitalization of R&D expenditures for tax purposes is deferred. See appendix for additional information.

HII

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Free Cash Flow[1,2] & Capital Allocation

FREE CASH FLOW[1] WALK FY22-24



$300M-
$350M
FY22
~$230M
Adv. Progress &
FICA Repayment
in FY22
~$200M
Shipbuilding
Growth & Working
Capital
~$50M
MT Growth
& Margin
Expansion
~($30M)
Taxes,
Other
$750M-
$800M
FY23
$800M-
$900M
FY24

- Committed to investment grade rating; Targeting ≤2x Debt/EBITDA[1] by year-end 2024
- Continued dividend growth at low single digit growth rate
- Balanced share repurchases; $1.0B authorization remaining through 2024; will distribute excess free cash flow to shareholders via opportunistic share repurchase program
- Continue to evaluate targeted M&A; No significant capability gaps today
- Target ~$300M cash balance

[1] Non-GAAP measure. See appendix for definition.
[2] Free cash flow outlook assumes the legislation requiring capitalization of R&D expenditures for tax purposes is deferred. See appendix for additional information.

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Appendix 9

Non-GAAP Information 10 We make reference to “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA margin,” “Debt/EBITDA,” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. A provision of the Tax Cuts and Jobs Act of 2017 went into effect on Jan. 1, 2022 that requires companies to capitalize and amortize research and development costs over five years rather than deducting such costs in the year incurred for tax purposes. Unless the provision is deferred, modified, or repealed, we currently estimate that this change could have a $100 million impact on our free cash flow guidance for 2022, which currently assumes the legislation will be deferred, modified or repealed. Unless the provision is deferred, modified, or repealed, we currently estimate that this change could have a $250 million impact on our free cash flow guidance for 2022 through 2024, which currently assumes the legislation will be deferred, modified or repealed. The Debt/EBITDA ratio is not a measure recognized under GAAP. We believe the Debt/EBITDA ratio is useful to management, investors and other users of our financial information in evaluating the total amount of leverage in our capital structure. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures.

Non-GAAP Measures Definitions 11 Debt/EBITDA is defined as gross debt divided by net earnings before interest expense, income taxes, depreciation, and amortization. Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA margin is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin 12 ($ in millions) 2022 2021 Ingalls revenues 631 649 Newport News revenues 1,390 1,407 Mission Technologies revenues 590 259 Intersegment eliminations (35) (37) Sales and Service Revenues 2,576 2,278 Operating Income 138 147 Operating FAS/CAS Adjustment 37 40 Non-current state income taxes 1 4 Segment Operating Income 176 191 As a percentage of sales and service revenues 6.8% 8.4 % Ingalls segment operating income 86 91 As a percentage of Ingalls revenues 13.6% 14.0 % Newport News segment operating income 81 93 As a percentage of Newport News revenues 5.8% 6.6 % Mission Technologies operating income 9 7 As a percentage of Mission Technologies revenues 1.5% 2.7 % March 31 Three Months Ended

Non-GAAP Reconciliations Shipbuilding Revenues & Operating Margin 13 ($ in millions) 2022 2021 Sales and service revenues 2,576 2,278 Mission Technologies (590) (259) Intersegment eliminations 35 37 Shipbuilding Revenues 2,021 2,056 Operating Income 138 147 Operating FAS/CAS Adjustment 37 40 Non-current state income taxes 1 4 Segment Operating Income 176 191 Mission Technologies (9) (7) Shipbuilding Operating Income 167 184 As a percentage of shipbuilding revenues 8.3% 8.9 % March 31 Three Months Ended

NON-GAAP Reconciliations Free Cash Flow 14 ($ in millions) 2022 2021 Net cash provided by (used in) operating activities (83) 43 Less capital expenditures: Capital expenditure additions (43) (60) Grant proceeds for capital expenditures - 1 Free cash flow (126) (16) Three Months Ended March 31

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